                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



             FBL VARIABLE INSURANCE SERIES FUND (FILE NO. 33-12791)
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               BOARD OF TRUSTEES OF REGISTRANT
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------



*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                              September 25, 1996


To Our Variable Life Insurance Policyowners and Variable Annuity Contract
Holders:


    A meeting of the shareholders of FBL Variable Insurance Series Fund (the "Fund") will be held on Thursday, November 7, 1996 at 9:30 a.m. CST at 5400 University Avenue, West Des Moines, Iowa. This meeting has been called to consider and vote upon the election of trustees and other matters that are important to you as a policyowner. You are cordially invited to attend the meeting of the Fund.



    Farm Bureau Life Insurance Company ("Farm Bureau") is the sole shareholder of the Fund, but some of the shares are held on behalf of one or more separate accounts supporting your Farm Bureau Flexible Premium Variable Life Insurance policy and/or Flexible Premium Deferred Variable Annuity contract ("variable policy"). As a policy owner of record as of September 5, 1996, you have the right to instruct us, Farm Bureau, as to how we should vote the Fund shares attributable to your variable policy.


    The Fund's board of trustees agrees with Fund management that, for the Growth Common Stock Portfolio, its name should be changed and its investment objectives should be restated. The Fund's board has voted to change the name of this Portfolio to "Value Growth Portfolio." The investment objective of long-term capital appreciation is to be retained and, subject to shareholder approval, the secondary objective of providing current income will be eliminated, and the Portfolio's fundamental investment policies for pursuing its investment objective of long-term capital appreciation will be amended.

    The election of trustees and the retention of Ernst & Young LLP as auditors are to be voted upon by all shareholders of the Fund. In addition, shareholders of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios are being asked to approve amendments to their fundamental policies as described in the accompanying proxy statement. THE TRUSTEES HAVE UNANIMOUSLY APPROVED ALL PROPOSALS THAT THE SHAREHOLDERS ARE BEING ASKED TO VOTE UPON.

    To assist you in giving us your instructions, we have enclosed a "Voting Instructions" form. Copies of the Fund's Notice to Shareholders and Proxy Statement are also included. If you do not return the form, we will vote the shares of each Portfolio attributable to your policy in the same proportion as the shares of that Portfolio for which we have received instructions. YOUR INSTRUCTIONS ARE IMPORTANT. You are urged to complete, date and sign the enclosed "Voting Instruction" form and return it in the enclosed postage-paid envelope as soon as possible. This will help save the expense of a second mailing of these materials to policyowners.

Sincerely,

Edward M. Wiederstein
PRESIDENT

                       FBL VARIABLE INSURANCE SERIES FUND
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515)225-5586
                                 (800)247-4170


                  NOTICE OF FBL VARIABLE INSURANCE SERIES FUND
                        SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 7, 1996


                       TO PERSONS ENTITLED TO GIVE VOTING
                        INSTRUCTIONS IN CONNECTION WITH
                       FARM BUREAU LIFE VARIABLE ACCOUNT
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                      AND
                        FARM BUREAU LIFE ANNUITY ACCOUNT
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS


                                                              September 25, 1996



    Notice is hereby given that a Special Meeting of Shareholders of FBL Variable Insurance Series Fund (the "Fund"), including each of the Fund's six portfolios (Growth Common Stock Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio, and Blue Chip Portfolio) (individually, a "Portfolio" and collectively, the "Portfolios"), will be held at 5400 University Avenue, West Des Moines, Iowa on Thursday, November 7, 1996, at 9:30 a.m., CST, for the following purposes:


        1. To elect nine (9) trustees to serve for a term beginning November 7, 1996 to continue until their successors shall have been duly appointed or elected.

        2.  For shareholders of the Growth Common Stock Portfolio only,


        a. to approve eliminating the Portfolio's secondary investment objective of current income, and



        b. to approve amending the Portfolio's statement of fundamental investment policies for pursuing its investment objective of long-term capital appreciation.


        3. For shareholders of the Growth Common Stock and Managed Portfolios only, to approve an amendment to each Portfolio's fundamental investment policy permitting investment of up to 25% of net assets in foreign debt securities, as well as foreign equity securities, traded on U.S. exchanges and payable in U.S. dollars.


        4. For shareholders of the High Grade Bond and High Yield Bond Portfolios only, to approve an amendment to each Portfolio's fundamental investment policy permitting investment of up to 25% of net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.



        5. For shareholders of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios only, to approve an amendment to each Portfolio's fundamental investment policy reducing its "diversification" requirement to 75% of the Portfolio's assets instead of the present 100%.


        6. For shareholders of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios only, to eliminate each Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental policy on such investments).

        7. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1996.

        8. To transact such other business as may properly come before the Special Meeting.


    Shareholders of record of the Fund at the close of business on September 5, 1996 are entitled to notice of and to vote at the Special Meeting.


    Farm Bureau Life Insurance Company is the only shareholder of the Fund. However, Farm Bureau Life Insurance Company has agreed to vote the shares of the Fund at this meeting in accordance with timely instructions received from owners of variable policies funded through the separate accounts of Farm Bureau Life Insurance Company that invest in the Fund. If you hold interests in more than one Portfolio on the record date, you will receive separate voting instruction forms for each Portfolio.

Edward M. Wiederstein
PRESIDENT

                       FBL VARIABLE INSURANCE SERIES FUND
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA 50266
                            TELEPHONE (515) 225-5586
                                 (800) 247-4170
                                PROXY STATEMENT
                            AND VOTING INSTRUCTIONS

                                                              September 25, 1996


                              GENERAL INFORMATION


    This Proxy Statement and Voting Instruction ("Proxy Statement") is furnished in connection with the solicitation by the Board of Trustees of the Fund of voting instructions ("proxies") to be voted at the Special Meeting of Shareholders of the Fund to be held on November 7, 1996, and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by Farm Bureau Life Insurance Company. Additional solicitation may be made by letter, telephone or facsimile by officers or employees of FBL Investment Advisory Services, Inc., the Fund's Investment Adviser and Distributor, which is located at 5400 University Avenue, West Des Moines, Iowa 50266 (the "Adviser").


    The Fund will furnish, without charge, a copy of its December 31, 1995 annual report and June 30, 1996 semi-annual report upon request. Write to the Fund at 5400 University Avenue, West Des Moines, Iowa 50266, or call 1-800-247-4170 (U.S. toll free), 1-800-422-3175 (Iowa toll free), or
1-515-225-5586.


    On the matters as to which a choice has been specified by the persons entitled to give instructions ("shareholders") on the proxy, the shares of the Fund will be voted accordingly. If no choice is specified, the shares of each Portfolio will be voted FOR the election of the nine nominees for trustee to be elected by all shareholders as listed in this Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as the Fund's independent auditors. If no choice is so specified, the shares of the Growth Common Stock Portfolio will be voted FOR approval of the amendment to the Portfolio's investment objectives to eliminate the secondary investment objective of current income and FOR approval of the amendment to the Portfolio's fundamental investment policies for pursuing its investment objective of long-term capital appreciation; and the shares of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios will be voted FOR approval of the amendments to each Portfolio's fundamental policies as set forth in the notice of meeting and more fully discussed in this Proxy Statement. Shareholders of any Portfolio who give proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

    The following table indicates which shareholders are solicited with respect to each matter:


                                                                        PORTFOLIO
                                          ---------------------------------------------------------------------
                                             GROWTH      HIGH GRADE   HIGH YIELD             MONEY
                 MATTER                   COMMON STOCK      BOND         BOND      MANAGED   MARKET   BLUE CHIP
- ----------------------------------------  ------------   ----------   ----------   -------   ------   ---------
Election of trustees                            X             X            X           X        X          X
Approval of amendments:
(a) to the Portfolio's investment               X
    objective to eliminate the secondary
    investment objective of current
    income, and
(b) to the fundamental investment               X
    policies for pursuing the
    Portfolio's investment objective of
    long-term capital appreciation
Approval of an amendment to the                 X                                      X
 Portfolio's fundamental investment
 policy permitting investment of up to
 25% of net assets in foreign equity or
 debt securities traded on U.S.
 exchanges and payable in U.S. dollars
Approval of an amendment to the                               X            X
 Portfolio's fundamental investment
 policy permitting investment of up to
 25% of net assets in foreign debt
 securities traded on U.S. exchanges and
 payable in U.S. dollars
Approval of an amendment to the                 X             X            X           X
 Portfolio's fundamental investment
 policy reducing its "diversification"
 requirement to 75% of the Portfolio's
 assets from 100%
Approval of an amendment to eliminate           X             X            X           X
 the Portfolio's fundamental investment
 policy limiting investments in
 restricted and illiquid securities (in
 favor of a non-fundamental policy on
 such investments)
Ratification of selection of auditors           X             X            X           X        X          X


    A quorum of shareholders is required to take action at the Fund's Special Meeting. A majority of the shares issued and outstanding and entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person will be tabulated by the judges, who will determine whether a quorum is present at the Special Meeting. The judges will treat abstentions as present for the purpose of determining a quorum.

    For purposes of determining the approval of the matters submitted for a vote, abstentions will be treated as follows: On Item 1, abstentions will have no effect and on Items 2 through 7, abstentions will be considered to be both present at the meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the items. The details of each proposal to be voted upon by the shareholders of the Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.


    Although Farm Bureau Life Insurance Company is the legal owner of the shares of the Fund, certain Fund shares are held on behalf of the policyowners. Therefore, it has agreed to solicit instructions from Farm Bureau Life Insurance Company's Flexible Premium Variable Life Insurance policyowners and Flexible Premium Deferred Variable Annuity contract holders on how to vote the Fund shares attributable to those policyowners. If voting instructions are properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted by Farm Bureau Life Insurance Company in accordance with the instructions of policyowners. If no choice is specified in the voting instruction form for any of the proposals to be voted upon at the meeting, the timely return of the voting instruction form shall be deemed to be an instruction to Farm Bureau Life

Insurance Company to vote proxies in favor of such proposal. In addition, Farm Bureau Life Insurance Company has agreed to vote the shares of the Fund it owns that are not attributable to the policies, and the shares of the Fund for which it has not received instructions, in the same proportion as it votes shares of the Fund for which it has received instructions.



    Under certain circumstances, Farm Bureau Life Insurance Company has the right to disregard the voting instructions of its policyowners, but management does not believe that there are such circumstances as to the matters currently before the shareholders.



    Those policyowners permitted to give instructions for each Portfolio of the Fund and the number of shares for which instructions may be given will be determined as of September 5, 1996, the record date for the Fund's shareholder meeting. Interests of policyowners for which no voting instructions are received will be voted in proportion to the instructions that are timely received.


    The number of full and fractional shares for which a policyowner can give instructions will be calculated separately for each subaccount and will be determined by dividing a policy's net cash value in a subaccount by the net asset value per share of the portfolio in which the subaccount invests.


    As of September 5, 1996, there were issued and outstanding shares of common stock of the Portfolios as follows: 1,682,284 of Growth Common Stock; 334,188 of High Grade Bond; 561,512 of High Yield Bond; 1,691,614 of Managed; 3,188,925 of Money Market; and 494,308 of Blue Chip. Those persons who were shareholders of record at the close of business on September 5, 1996 will be entitled to one vote for each share held.



    This proxy statement is first being mailed to shareholders of the Fund on or about September 25, 1996.


1.  ELECTION OF TRUSTEES (ALL PORTFOLIOS)


    At the Special Meeting, nine (9) trustees are to be elected to serve for a term to commence on the date of this meeting and continue until their successors shall have been duly appointed or elected. The table below shows the nominees for election to the Board, all of whom, other than Kenneth Kay, currently serve as trustees of the Fund. The nominees for election to the Board of the Fund are also nominees for election to the Boards of FBL Money Market Fund, Inc. and FBL Series Fund, Inc. (the three funds collectively referred to as the "Farm Bureau Funds"), and all the nominees, other than Kenneth Kay, currently serve as trustees/directors of the Farm Bureau Funds. The affirmative vote of a majority of the shares present and entitled to vote will be required to elect the trustees. The Board of Trustees approved the nominees at a meeting held on August 15, 1996.


    It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each nominee has agreed to serve as a trustee of the Fund if elected; however, should any nominee become unwilling or unable to accept election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Trustees.


    The following lists each nominee for trustee and his or her age, principal occupation and other business affiliations and the year in which each nominee was first elected or appointed a trustee of the Fund.


                              NOMINEES FOR TRUSTEE


                                         YEAR FIRST
                                          BECAME A
             NAME AND AGE                  TRUSTEE                       PRINCIPAL OCCUPATION
- ---------------------------------------  -----------  ----------------------------------------------------------
*Edward M. Wiederstein (48)                    1996   Farmer; Chairman, FBL Financial Group, Inc.; President and
                                                       Director, Iowa Farm Bureau Federation, Farm Bureau Life
                                                       Insurance Company, Universal Assurors Life Insurance

                                         YEAR FIRST
                                          BECAME A
             NAME AND AGE                  TRUSTEE                       PRINCIPAL OCCUPATION
- ---------------------------------------  -----------  ----------------------------------------------------------
                                                       Company, FBL Insurance Brokerage, Inc., Farm Bureau
                                                       Mutual Insurance Company, Utah Farm Bureau Insurance
                                                       Company, FBL Financial Services, Inc., BIC, Inc. and Farm
                                                       Bureau Agricultural Business Corporation; Director,
                                                       Western Farm Bureau Management Corporation, Western Farm
                                                       Bureau Life Insurance Company, Western Agricultural
                                                       Insurance Company, American Agricultural Insurance
                                                       Company and Multi-Pig Corporation.
*Richard D. Harris (52)                        1996   Senior Vice President and Secretary-Treasurer, FBL
                                                       Financial Group, Inc., Farm Bureau Life Insurance
                                                       Company, Western Farm Bureau Life Insurance Company,
                                                       Universal Assurors Life Insurance Company, Farm Bureau
                                                       Mutual Insurance Company, Utah Farm Bureau Insurance
                                                       Company, FBL Financial Services, Inc. and FBL Insurance
                                                       Brokerage, Inc.; Executive Director and
                                                       Secretary-Treasurer, Iowa Farm Bureau Federation; Senior
                                                       Vice President and Assistant Secretary-Treasurer, South
                                                       Dakota Farm Bureau Mutual Insurance Company; Vice
                                                       President and Treasurer, Farm Bureau Management
                                                       Corporation; Former Director, Public Policy Division,
                                                       Iowa Farm Bureau Federation; Director, Iowa FFA
                                                       Foundation and Iowa Make-A-Wish Foundation.
*Stephen M. Morain (50)                        1982   General Counsel and Assistant Secretary, Iowa Farm Bureau
                                                       Federation; General Counsel, Secretary and Director, Farm
                                                       Bureau Management Corporation; Senior Vice President and
                                                       General Counsel, FBL Financial Group, Inc., Farm Bureau
                                                       Life Insurance Company, Universal Assurors Life Insurance
                                                       Company, Farm Bureau Mutual Insurance Company, Utah Farm
                                                       Bureau Insurance Company, FBL Financial Services, Inc.,
                                                       FBL Insurance Brokerage, Inc. and South Dakota Farm
                                                       Bureau Mutual Insurance Company; Senior Vice President,
                                                       General Counsel and Director, FBL Investment Advisory
                                                       Services, Inc. and FBL Marketing Services, Inc.; Vice
                                                       President and General Counsel, Western Farm Bureau Life
                                                       Insurance Company; Director, Computer Aided Design
                                                       Software, Inc. and Iowa Business Development Finance
                                                       Corporation; Chairman, Edge Technologies, Inc.

                                         YEAR FIRST
                                          BECAME A
             NAME AND AGE                  TRUSTEE                       PRINCIPAL OCCUPATION
- ---------------------------------------  -----------  ----------------------------------------------------------
Donald G. Bartling (69)                        1980   Farmer; Partner, Bartling Brothers Partnership (farming
                                                       business); Director, Papio Missouri River Natural
                                                       Resources District.
*John R. Graham (51)                           1985   Executive Vice President, Kansas Farm Bureau, Kansas Farm
                                                       Bureau Services, Kansas Agricultural Marketing
                                                       Association, FB Services Insurance Agency, Kansas Farm
                                                       Bureau Life Insurance Company, The Farm Bureau Mutual
                                                       Insurance Company, Inc., Kansas Farm Bureau Reinsurance
                                                       Company, Inc. and KFB Insurance Company, Inc.; Chairman,
                                                       Chief Executive Officer and Director, FB Capital
                                                       Management, Inc. of Kansas; Director, National
                                                       Association of Independent Insurers, Didde Corporation,
                                                       and Farm Bureau Mutual Insurance Agency of Kansas;
                                                       Partner, Arthur-Graham Rental Properties, CM Brass and
                                                       G&H Real Estate Investments; Trustee, Master Teacher
                                                       Employee Benefit Pension Trust.
Erwin H. Johnson (53)                          1989   Farmer; Owner and Manager, Center View Farms Co.;
                                                       Director, First Security Bank and Trust Co., Charles
                                                       City, Iowa; Farm Associate, Iowa State University
                                                       Cooperative Extension Service; Voting Delegate, former
                                                       President and Director, Floyd County Farm Bureau;
                                                       Financial and Farm Management Consultant; Iowa State
                                                       University Overseas Projects.
Ann Jorgensen (55)                             1988   Private Investor; Farm and Business Management; Partner,
                                                       Jorg-Anna Farms; President and Founder, Farm Home
                                                       Offices; Vice President, Timberlane Hogs Limited;
                                                       Director, Iowa Department of Economic Development;
                                                       Chairperson, Rural Development Council; Member, Iowa
                                                       Agriculture Products Advisory Council; Secretary, Iowa
                                                       Public Television Foundation, Iowa Freedom International
                                                       Foundation, Friends of the U.I.H.C.; Former Director and
                                                       Chairperson, Iowa's Alcoholic Beverage Control
                                                       Commission; Former Regent, State of Iowa Board of
                                                       Regents; Former Director, Iowa Public Television and
                                                       University of Iowa Hospitals and Clinics.
Curtis C. Pietz (65)                           1986   Farmer; Director and Part Owner, Storden Seed and Chemical
                                                       Service, Inc.; Director, Minnesota Rural Finance
                                                       Authority; Former Program Evaluator, Minnesota Department
                                                       of Vocational Education; Former President, Jackson County

                                         YEAR FIRST
                                          BECAME A
             NAME AND AGE                  TRUSTEE                       PRINCIPAL OCCUPATION
- ---------------------------------------  -----------  ----------------------------------------------------------
                                                       Farm Bureau; Former Chairman and Director, Southwest Farm
                                                       Management Association; Director, F.C.S.
Kenneth Kay (53)                                      Farmer; Salesman, Pioneer Seed Corn; Voting Delegate and
                                                       Vice President and former President, Cass County Farm
                                                       Bureau; Director, First Whitney Bank and Trust; Board
                                                       Member, Transportation Committee Chairman, Cass Atlantic
                                                       Development Corporation.

- ------------------------------
* "Interested Person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.

    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR TRUSTEE.

    The trustees affiliated with the Adviser serve without any compensation from the Fund. Each trustee who is not affiliated with the Adviser receives a fee of $115 plus expenses for each trustees' meeting attended.

    The table below shows, for each trustee who is not affiliated with the Adviser, the aggregate compensation paid by the Fund for its fiscal year ended December 31, 1995. The second column of the table shows the total compensation received by the trustees for calendar year 1995 for services as a trustee of the Fund and the other Farm Bureau Funds (FBL Money Market Fund, Inc. and FBL Series Fund, Inc.).


                                                   TOTAL
                                AGGREGATE       COMPENSATION
                              COMPENSATION     FROM ALL FARM
NAME OF TRUSTEE               FROM THE FUND   BUREAU FUNDS (1)
- ---------------------------  ---------------  ----------------
Donald G. Bartling.........     $     460        $    1,380

John R. Graham.............     $     460        $    1,380

Erwin H. Johnson...........     $     460        $    1,380

Ann Jorgensen..............     $     460        $    1,380

Dale W. Nelson.............     $     460        $    1,380

Curtis C. Pietz............     $     460        $    1,380


- ------------------------------

(1)  Trustees do not receive pension or retirement benefits from the Funds.



    The Fund's Board of Trustees has an audit committee and a nominating committee, both of which are composed of the Trustees who are not "interested persons." The audit committee of the Fund held two meetings during the fiscal year ended December 31, 1995. The nominating committee, at a meeting held on August 15, 1996, proposed the nominees for election by the shareholders; and the Board of Trustees, including the non-interested trustees, concurred. Shareholders wishing to submit the name of a candidate for consideration by the Committee should submit their recommendations to the Secretary of the Fund.


    The Fund's Board of Trustees held four meetings during the fiscal year ended December 31, 1995. During the last fiscal year, each trustee attended 75% or more of the Fund's Board meetings, and the committee meetings if a member thereof.

    The following table sets forth information as of August 15, 1996 with respect to each executive officer of the Fund, other than executive officers who are nominees for trustee and listed above.

Officers of the Fund receive no compensation from the Fund. The officers of the Fund hold office until their successors are chosen and qualified. The Fund's officers are elected, generally on an annual basis, by the Board of Trustees.

    As of August 15, 1996, Farm Bureau Life Insurance Company, 5400 University Avenue, West Des Moines, Iowa 50266 owned 7,562,373.813 shares (100% of the outstanding shares of beneficial interest) of the Fund. No single policy owner has more than 5% ownership in any underlying portfolio.


                                             POSITIONS AND OFFICES         YEAR FIRST
         NAME                AGE                   WITH FUND                 ELECTED            PRINCIPAL OCCUPATION
- -----------------------      ---      -----------------------------------  -----------  ------------------------------------
Thomas R. Gibson                 52   Executive Vice President and               1987   Executive Vice President, General
                                       General Manager                                   Manager and Chief Executive
                                                                                         Officer, FBL Financial Group, Inc.;
                                                                                         Executive Vice President and
                                                                                         General Manager, Farm Bureau Life
                                                                                         Insurance Company, Universal
                                                                                         Assurors Life Insurance Company,
                                                                                         Western Farm Bureau Life Insurance
                                                                                         Company, Farm Bureau Mutual
                                                                                         Insurance Company, Utah Farm Bureau
                                                                                         Insurance Company, FBL Insurance
                                                                                         Brokerage, Inc., FBL Financial
                                                                                         Services, Inc., and South Dakota
                                                                                         Farm Bureau Mutual Insurance
                                                                                         Company; Executive Vice President,
                                                                                         General Manager and Director, FBL
                                                                                         Investment Advisory Services, Inc.
                                                                                         and FBL Marketing Services, Inc.
Timothy J. Hoffman               46   Vice President, Chief Marketing            1987   Vice President, Chief Marketing
                                       Officer                                           Officer, FBL Financial Group, Inc.,
                                                                                         Farm Bureau Life Insurance Company,
                                                                                         Universal Assurors Life Insurance
                                                                                         Company, Western Farm Bureau Life
                                                                                         Insurance Company, Farm Bureau
                                                                                         Mutual Insurance Company, Utah Farm
                                                                                         Bureau Insurance Company, FBL
                                                                                         Financial Services, Inc., South
                                                                                         Dakota Farm Bureau Mutual Insurance
                                                                                         Company and FBL Insurance
                                                                                         Brokerage, Inc.; President and
                                                                                         Director, FBL Marketing Services,
                                                                                         Inc. and FBL Educational Services,
                                                                                         Inc.; Vice President, Chief
                                                                                         Marketing Officer and Director, FBL
                                                                                         Investment Advisory Services, Inc.
William J. Oddy                  52   Vice President, Chief Operating            1981   Vice President, Chief Operating
                                       Officer and Assistant General                     Officer and Assistant General
                                       Manager                                           Manager, FBL Financial Group, Inc.,
                                                                                         Farm Bureau Life Insurance Company,
                                                                                         Universal Assurors Life Insurance
                                                                                         Company, Western Farm Bureau Life
                                                                                         Insurance Company, FBL Insurance
                                                                                         Brokerage, Inc., Utah Farm Bureau
                                                                                         Insurance Company, Farm Bureau
                                                                                         Mutual Insurance Company, South
                                                                                         Dakota Farm Bureau Mutual Insurance
                                                                                         Company and FBL Financial Services,
                                                                                         Inc.; President, Treasurer

                                             POSITIONS AND OFFICES         YEAR FIRST
         NAME                AGE                   WITH FUND                 ELECTED            PRINCIPAL OCCUPATION
- -----------------------      ---      -----------------------------------  -----------  ------------------------------------
                                                                                         and Director, Communications
                                                                                         Providers, Inc.; Vice President,
                                                                                         Chief Operating Officer, Assistant
                                                                                         General Manager and Director, FBL
                                                                                         Investment Advisory Services, Inc.
                                                                                         and FBL Marketing Services, Inc.;
                                                                                         President and Director, FBL Real
                                                                                         Estate Ventures, Ltd. and RIK, Inc.
Richard D. Warming               63   Vice President, Chief Investment           1987   Vice President, Chief Investment
                                       Officer                                           Officer and Assistant Treasurer,
                                                                                         FBL Financial Group, Inc., Farm
                                                                                         Bureau Life Insurance Company,
                                                                                         Universal Assurors Life Insurance
                                                                                         Company, Western Farm Bureau Life
                                                                                         Insurance Company, FBL Insurance
                                                                                         Brokerage, Inc., Utah Farm Bureau
                                                                                         Insurance Company, FBL Financial
                                                                                         Services, Inc., Farm Bureau Mutual
                                                                                         Insurance Company and South Dakota
                                                                                         Farm Bureau Mutual Insurance
                                                                                         Company; President and Director,
                                                                                         FBL Leasing Services, Inc. and FBL
                                                                                         Investment Advisory Services, Inc.;
                                                                                         Vice President, Chief Investment
                                                                                         Officer and Director, FBL Marketing
                                                                                         Services, Inc.; Vice President,
                                                                                         Secretary and Director, RIK, Inc;
                                                                                         Secretary and Director, FBL Real
                                                                                         Estate Ventures, Ltd.
James W. Noyce                   40   Vice President, Chief Financial            1996   Vice President, Chief Financial
                                       Officer                                           Officer, FBL Financial Group, Inc.,
                                                                                         Farm Bureau Life Insurance Company,
                                                                                         Universal Assurors Life Insurance
                                                                                         Company, Western Farm Bureau Life
                                                                                         Insurance Company, Farm Bureau
                                                                                         Mutual Insurance Company, Utah Farm
                                                                                         Bureau Insurance Company, FBL
                                                                                         Insurance Brokerage, Inc., FBL
                                                                                         Financial Services, Inc. and South
                                                                                         Dakota Farm Bureau Mutual Insurance
                                                                                         Company; Vice President, Treasurer
                                                                                         and Director; FBL Leasing Services,
                                                                                         Inc. and RIK, Inc.; Vice President,
                                                                                         Chief Financial Officer, Treasurer
                                                                                         and Director, FBL Investment
                                                                                         Advisory Services, Inc. and FBL
                                                                                         Marketing Services, Inc.; Treasurer
                                                                                         and Director, FBL Real Estate
                                                                                         Ventures, Ltd.
Dennis M. Marker                 45   Investment Vice President,                 1982   Investment Vice President,
                                       Administration and Assistant                      Administration, FBL Financial
                                       Secretary                                         Group, Inc., Farm Bureau Life
                                                                                         Insurance Company, Universal
                                                                                         Assurors Life Insurance Company,
                                                                                         Western Farm Bureau Life Insurance
                                                                                         Company, FBL Insurance Brokerage,
                                                                                         Inc., Farm Bureau

                                             POSITIONS AND OFFICES         YEAR FIRST
         NAME                AGE                   WITH FUND                 ELECTED            PRINCIPAL OCCUPATION
- -----------------------      ---      -----------------------------------  -----------  ------------------------------------
                                                                                         Mutual Insurance Company, Utah Farm
                                                                                         Bureau Insurance Company and South
                                                                                         Dakota Farm Bureau Mutual Insurance
                                                                                         Company; Vice President and
                                                                                         Director, FBL Leasing Services,
                                                                                         Inc.; Investment Vice President,
                                                                                         Administration, Secretary and
                                                                                         Director, FBL Investment Advisory
                                                                                         Services, Inc. and FBL Marketing
                                                                                         Services, Inc.
Sue A. Cornick                   35   Market Conduct and Mutual Funds            1990   Market Conduct and Mutual Funds Vice
                                       Vice President and Assistant                      President and Assistant Secretary,
                                       Secretary                                         FBL Investment Advisory Services,
                                                                                         Inc. and FBL Marketing Services,
                                                                                         Inc.
Kristi Rojohn                    33   Assistant Secretary                        1990   Senior Compliance Assistant and
                                                                                         Assistant Secretary, FBL Investment
                                                                                         Advisory Services, Inc. and FBL
                                                                                         Marketing Services, Inc.
Elaine A. Followwill             26   Assistant Secretary                        1995   Compliance Assistant and Assistant
                                                                                         Secretary, FBL Investment Advisory
                                                                                         Services, Inc. and FBL Marketing
                                                                                         Services, Inc.



2.(A) AND (B)  AMENDMENT OF INVESTMENT OBJECTIVE AND POLICIES (GROWTH COMMON
               STOCK PORTFOLIO ONLY)



    Currently, the Growth Common Stock Portfolio (to be renamed the Value Growth Portfolio) pursues its primary investment objective of long-term capital appreciation by "investing primarily in growth common stocks and securities convertible or exchangeable into growth common stocks, including warrants and rights." The Portfolio may also invest in companies in cyclical industries during periods when the common stock of such companies appears to the Fund's investment adviser to have good potential for capital appreciation. Its secondary investment objective presently is current income. On August 15, 1996, the Fund's Board of Trustees approved, subject to approval by the Portfolio's shareholders, the Adviser's recommendation to delete the secondary investment objective of current income and to amend the fundamental investment policies for pursuing the Portfolio's investment objective of long-term capital appreciation to: "investing primarily in equity securities of companies that the Adviser believes have a potential to earn a high return on capital and/or in equity securities that the Adviser believes are undervalued in the market place. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock." In connection with the Board approving the revised investment policies, the Board also approved a change in the name of the Portfolio to the Value Growth Portfolio in order to more accurately reflect the investment objective and policies of the Portfolio as amended. Further, in conjunction with the Board's approval of the amendment to the Portfolio's fundamental investment policies, it also approved amendments to the Portfolio's non-fundamental policies, including that the Portfolio may invest in "special situation" companies. (Non-fundamental policies may be changed by the Board without approval of the shareholders.) A "special situation" company is one that, in the opinion of the Fund's investment adviser, has the potential for significant future earnings growth but has not performed well in the recent past. These situations may include companies having a management turn-around, corporate or asset restructuring or significantly undervalued assets. Such investments may, in some instances, involve greater risk and volatility than is customarily associated with companies with established records of growth in sales or earnings or companies with promising new products, services or processes.

    The Adviser's emphasis on fundamental analysis of each company's prospects and the inherent value of its securities may result, under the approved amendments to the Portfolio's non-fundamental policies, in a portion of the Portfolio being invested in medium- or smaller-sized companies or in companies perceived to be unpopular or not so readily identifiable as are larger, better-known companies. The Adviser believes that opportunities can be found at all size levels and, therefore, the Portfolio may invest in companies of all sizes.



    The Adviser believes that eliminating the Portfolio's secondary objective of current income is appropriate. Many investments that offer the potential for capital appreciation provide little, if any, current income. By eliminating income as a secondary objective, the Adviser would be able to concentrate without limitation on seeking value in the market and on the objective of long-term appreciation of capital. The Adviser believes that this will enable the Portfolio to achieve a greater total return (capital appreciation plus income), but no such result can be assured.


    The Adviser also believes that it would be beneficial for the Portfolio to have more latitude to deal with today's complex markets, and believes that the flexibility to seek value in changing markets is in the best interest of the shareholders. The Adviser's strategy for the Portfolio will continue to be based upon a value-oriented analysis of common stocks, and the Adviser will maintain the flexibility to purchase equity securities such as preferred stocks and securities convertible or exchangeable into common stock.


    Approval of the amendment to the Portfolio's investment objective and policies requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Portfolio means the affirmative vote of the lesser of (1) 67% of the voting securities of the Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the Portfolio. If the shareholders of the Portfolio do not approve eliminating the Portfolio's secondary investment objective of current income or amending the statement of fundamental investment policies, the Portfolio will continue operations as if the proposal was not presented.


    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE PORTFOLIO'S INVESTMENT OBJECTIVE AND TO ITS FUNDAMENTAL INVESTMENT POLICIES FOR PURSUING THE PORTFOLIO'S INVESTMENT OBJECTIVE OF LONG-TERM CAPITAL APPRECIATION.

3. AMENDMENT TO PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY PERMITTING INVESTMENT OF UP TO 25% OF NET ASSETS IN FOREIGN EQUITY OR DEBT SECURITIES TRADED ON U.S. EXCHANGES AND PAYABLE IN U.S. DOLLARS (GROWTH COMMON STOCK AND MANAGED PORTFOLIOS ONLY)

    Currently, the fundamental policies of the Growth Common Stock and the Managed Portfolios each provide that the Portfolio may not invest in foreign securities except for foreign equity securities traded on U.S. exchanges and payable in U.S. dollars, and in no event in excess of 25% of the respective Portfolio's net assets. On August 15, 1996, the Fund's Board of Trustees approved, subject to approval by the shareholders of each of these Portfolios, the Adviser's recommendation to amend the fundamental policies of the Growth Common Stock Portfolio and the Managed Portfolio to expand the types of permissible foreign investments to include debt securities. The total percentage limitation would remain unchanged. Under the amended policy each Portfolio would be permitted to invest no more than 25% of its net assets in foreign equity and debt securities traded on U.S. exchanges and payable in U.S. dollars.


    Investments in foreign securities can provide a Portfolio with more opportunities for attractive returns, but they may also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards. Fluctuations in exchange rates may affect the earning power and asset value of the foreign entity issuing the security and can either increase or decrease the investment's value. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. The characteristics of the securities in the Portfolios, such as the maturity and the type of issuer, will affect yields and yield differentials, which vary over time.



    The Adviser believes that, since the overall exposure to foreign securities is not being increased, the risk level will not be altered materially. Also, the Adviser believes that investing in foreign debt securities, with a focus upon convertible debt securities, may be safer than investing in the underlying common stock because it is senior to the common stock in the capital structure. Investments in convertible securities may provide more income and downside protection than investments in the common stock.



    Approval of the amendment to the fundamental investment policies of the Growth Common Stock and Managed Portfolios requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as defined above. If the shareholders of a Portfolio do not approve the amendment to the fundamental investment policy, the Portfolio will continue operations as if the proposal was not presented.


    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY OF THE GROWTH COMMON STOCK AND MANAGED PORTFOLIOS.

4. AMENDMENT TO PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY PERMITTING INVESTMENT OF UP TO 25% OF NET ASSETS IN FOREIGN DEBT SECURITIES TRADED ON U.S. EXCHANGES AND PAYABLE IN U.S. DOLLARS (HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS ONLY)


    Currently, the fundamental policies of the High Grade Bond and the High Yield Bond Portfolios provide that each Portfolio may not invest in foreign securities except for foreign equity securities traded on U.S. exchanges and payable in U.S. dollars and in no event in excess of 25% of the respective Portfolio's net assets. On August 15, 1996, the Fund's Board of Trustees approved, subject to approval by the shareholders of each of these Portfolios, the Adviser's recommendation to amend the fundamental policies of the High Grade Bond Portfolio and the High Yield Bond Portfolio with respect to foreign securities investments; the percentage limitation would remain unchanged. Under the amended policy, each Portfolio would be permitted to invest no more than 25% of its net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars; and its ability to invest in foreign equity securities would be eliminated. The debt securities in which the High Grade Bond Portfolio will invest will be primarily debt securities that are rated within the three highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A) or Standard & Poor's Corporation (AAA, AA, or A); or are unrated but are of comparable quality in the opinion of the Adviser. The Portfolio may invest up to 20% of its net assets in foreign debt securities rated as low as the second rating category below the three highest grades of Moody's or Standard & Poor's as described above, i.e., Ba for Moody's and BB for Standard & Poor's. To the extent that the Portfolio does invest in foreign debt securities that are rated lower than A by Moody's or Standard & Poor's (or are unrated but deemed equivalent in quality to such securities), the Portfolio will be subject to relatively greater risk of loss of income and principal.



    The debt securities in which the High Yield Bond Portfolio will invest will be primarily debt securities rated in the lowest categories of established rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or in unrated securities of comparable quality. Such securities are commonly known as "junk bonds." Although the Portfolio invests primarily in lower-rated securities, it will not invest in the lowest rating categories (Ca for Moody's and CC for Standard & Poor's), or in unrated securities of comparable quality, unless the Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.



    A discussion of investments in foreign securities, including certain risks, is included in Section 3 immediately above.

    The Adviser believes that the ability to invest in foreign debt securities will provide the opportunity to increase potential returns to the Portfolios. Certain foreign debt securities have often provided higher investment returns than U.S. debt securities. Returns to U.S. owners of foreign debt securities reflect prevailing interest rates in the foreign countries and, also, the effect of gains and losses in the U.S. dollar value of the denominated currencies, which can be substantial. Year to year fluctuations in some markets have been significant, and negative returns have been experienced. However, the flexibility to invest in foreign debt securities can reduce risk, because different world markets, at a given time, have often performed in radically different ways.



    Approval of the amendment to the fundamental investment policies of the High Grade Bond and High Yield Bond Portfolios requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as described above. If the shareholders of a Portfolio do not approve the amendment to the fundamental policy, the Portfolio will continue operating as if the proposal was not presented.


    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY OF THE HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS.

5. AMENDMENT TO PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY REDUCING ITS "DIVERSIFICATION" REQUIREMENT TO 75% OF THE PORTFOLIO'S ASSETS FROM 100% (GROWTH COMMON STOCK, MANAGED, HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS ONLY)


    The fundamental policies of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios provide that each Portfolio may not purchase securities of any issuer, other than U.S. Government securities or government agency securities, if, as a result, more than 5% of the value of the Portfolio's assets (taken at value) would be invested in securities of that issuer. On August 15, 1996, the Fund's Board of Trustees approved, subject to approval by the shareholders of each of these Portfolios, the Adviser's recommendation to amend their fundamental policies so that the above described "diversification" requirement shall be applicable only to 75% of each Portfolio's assets, instead of 100%. This would permit each Portfolio to invest up to 25% of its assets in one or more issuers without regard to the 5% restriction (as is currently the case for the Blue Chip Portfolio). To the extent that a Portfolio became less diversified, it would invest a greater proportion of its assets in the securities of a smaller number of issuers, and be subject to greater risk of loss and opportunities for gain, as a result of changes in the financial condition or the market's assessment of the issues. The Adviser believes that the change will provide the opportunity for enhanced returns while maintaining a reasonable level of diversification.



    Approval of the amendment to the fundamental investment policies of each Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as described above. If the shareholders of a Portfolio do not approve the amendment to the fundamental investment policy, the Portfolio will continue operating as if the proposal was not presented.


    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE GROWTH COMMON STOCK, MANAGED, HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS.

6. AMENDMENT TO ELIMINATE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY LIMITING INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES (IN FAVOR OF A NON-FUNDAMENTAL POLICY ON SUCH INVESTMENTS) (GROWTH COMMON STOCK, MANAGED, HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS ONLY)

    Currently, the fundamental investment policies of the Growth Common Stock, Managed, High Grade Bond and High Yield Bond Portfolios provide that each Portfolio may not "invest more than 10% of the value of its total assets in securities which are subject to legal or contractual restrictions on resale, or are not readily marketable (and further, that) no Portfolio has made, or has a present intention of making, any such investments." On August 15, 1996, the Fund's Board of Trustees approved, subject to approval by the shareholders of each Portfolio, the Adviser's recommendation to eliminate the restriction as a fundamental investment policy. In connection with approving the amendment to the Portfolios' fundamental investment policies, the Board also approved amendments to the Portfolios' non-fundamental policies so that each "may not invest more than 15% (instead of 10%) of its net assets in illiquid securities." The Adviser believes that, with the overall limitation of no more than 15% of net assets in illiquid securities, appropriate limitations are retained on the percentage of assets that can be held in restricted securities. Unlike a fundamental investment policy, a non-fundamental policy may be changed by the Fund's Board of Trustees without approval of the shareholders. Therefore, if the shareholders approve this proposed amendment, any future changes in investment policy concerning restricted or illiquid securities would be in the discretion of the Fund's Board.



    Approval of the amendment to the fundamental investment policies of each Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio, as described above. If the shareholders of a Portfolio do not approve the amendment to the fundamental investment policy, the Portfolio will continue operating as if the proposal was not presented.


    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE GROWTH COMMON STOCK, MANAGED, HIGH GRADE BOND, AND HIGH YIELD BOND PORTFOLIOS.

7.  SELECTION OF INDEPENDENT AUDITORS

    The members of the Fund's Board of Trustees who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of the Fund for the fiscal year ending December 31, 1996. Ernst & Young LLP has served the Fund in this capacity since 1987 and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Portfolio is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Special Meeting and will be available to respond to any appropriate questions and to make a statement if he or she wishes.

    THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SHAREHOLDER PROPOSALS


    Since the Fund does not hold regular meetings of its shareholders, the date of the next special shareholder meeting cannot be anticipated. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if it is called, should submit such proposal to the Fund.


GENERAL

    Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Fund's Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.


    Failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders.


                                          Edward M. Wiederstein
                                          PRESIDENT

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

           VARIABLE ANNUITY -- GROWTH COMMON STOCK PORTFOLIO
           THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
           THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
 VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.


WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTIONS FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 2a, 2b,
3, 5, 6 AND 7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.


- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/X/  PLEASE MARK YOUR VOTES
     AS IN THIS EXAMPLE


                                                            With-    For All
                                                  For       hold     Except

1.)  Election of Trustees.                        / /       / /       / /


                    Edward M. Wiederstein, Richard D. Harris,
             Stephen M. Morain, Donald G. Bartling, John R. Graham,
                Erwin H. Johnson, Ann Jorgensen, Curtis C. Pietz,
                                 and Kenneth Kay

     If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

     RECORD DATE SHARES:


                                                For     Against     Abstain
2a.) Approval of amendment to the               / /       / /         / /
     Portfolio's investment objective
     to eliminate the secondary
     investment objective of current
     income.

2b.) Approval of amendment to the fundamental   / /       / /         / /
     investment policies for pursuing the
     Portfolio's investment objective of
     long-term capital appreciation.

3.)  Approval of an amendment to the            / /       / /         / /
     Portfolio's fundamental investment
     policy permitting investment of up
     to 25% of net assets in foreign
     equity or debt securities traded on
     U.S. exchanges and payable in U.S.
     dollars.


                                                For     Against     Abstain
5.)  Approval of an amendment to the            / /       / /         / /
     Portfolio's fundamental investment
     policy reducing its "diversification"
     requirement to 75% of the Portfolio's
     assets from 100%.


6.)  Approval of an amendment to eliminate      / /       / /         / /
     the Portfolio's fundamental investment
     policy limiting investments in
     restricted and illiquid securities (in
     favor of a non-fundamental investment
     policy on such investments).


7.)  Ratification of selection of auditors.     / /       / /         / /


                                                            --------------------
Please be sure to sign and date this Voting Instruction Form.  Date
- --------------------------------------------------------------------------------



     Shareholder sign here                             Co-owner sign here
- --------------------------------------------------------------------------------


     POLICY NUMBER:

- --------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

         VARIABLE ANNUITY -- HIGH GRADE BOND PORTFOLIO
         THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
         THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
 VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.


WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 4, 5, 6 AND
7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                           With-     For All
                                                   For     hold      Except
1.) Election of Trustees.                          / /     / /        / /


                      Edward M. Wiederstein, Richard D. Harris,
                Stephen M. Morain, Donald S. Bartling, John R. Graham,
                   Erwin H. Johnson, Ann Jorgensen, Curtis C. Pietz
                                   and Kenneth Kay


    If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

    RECORD DATE SHARES:



                                                    For  Against    Abstain
4.)  Approval of an amendment in the                / /    / /        / /
     Portfolio's fundamental investment
     policy permitting investment of up to
     25% of net assets in foreign debt
     securities traded on U.S. exchanges
     and payable in U.S. dollars.

                                                   For   Against    Abstain
5.)  Approval of an amendment to the               / /     / /        / /
     Portfolio's fundamental investment policy reducing its "diversification" requirement to 75% of the Portfolio's assets from 100%.


                                                    For  Against    Abstain
6.)  Approval of an amendment to eliminate          / /    / /        / /
     the Portfolio's fundamental investment
     policy limiting investments in
     restricted and illiquid securities (in
     favor of a non-fundamental investment
     policy on such investments).


                                                   For   Against     Abstain
7.)  Ratification of selection of auditors.        / /     / /         / /


                                                 ------------------------------

Please be sure to sign and date this Voting Instruction Form.  Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
   Shareholder sign here                            Co-owner sign here


   POLICY NUMBER:
- --------------------------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

          VARIABLE ANNUITY -- BLUE CHIP PORTFOLIO
          THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
          THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
 VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 7. THE PROXY WILL BY VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                                                          With-     For All
                                                   For    hold       Except
1.)  Election of Trustees.                          / /     / /        / /

                    Edward M. Wiederstein, Richard D. Harris,
              Stephen M. Morain, Donald G. Harting, John R. Graham,
                Erwin H. Johnson, Ann Jorgenson, Curtis C. Pietz,
                                 and Kenneth Kay


     If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

     RECORD DATE SHARES:


                                                   For   Against    Abstain
7.)  Ratification of selection of auditors.        / /     / /        / /


                                                      --------------------------
     Please be sure to sign and date this Voting Instruction Form. Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
   Shareholder sign here                        Co-owner sign here


   POLICY NUMBER:
- --------------------------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

          VARIABLE ANNUITY -- HIGH YIELD BOND PORTFOLIO
          THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
          THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
 VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 4, 5, 6, AND 7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                          With-     For All
                                                   For    hold      Except

1.) Election of Trustees.                           / /     / /        / /

                      Edward M. Wiederstein, Richard D. Harris,
                Stephen M. Morain, Donald G. Bartling, John R. Graham,
                   Erwin H. Johnson, Ann Jorgenson, Curtis C. Pietz
                                   and Kenneth Kay


    If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

    RECORD DATE SHARES:


                                                    For    Against    Abstain
4.) Approval of an amendment to the                 / /      / /        / /
    Portfolio's fundamental investment
    policy permitting investment of up
    to 25% of net assets in foreign debt
    securities included on U.S. exchanges
    and payable in U.S. dollars.


                                                    For    Against    Abstain
5.) Approval of an amendment to the                 / /      / /        / /
    Portfolio's fundamental investment
    policy reducing its "diversification"
    requirement to 75% of the Portfolio's
    assets from 100%.

                                                    For    Against    Abstain
6.) Approval of an amendment to eliminate           / /      / /        / /
    the Portfolio's fundamental investment
    policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental investment policy on such investments).

                                                    For    Against    Abstain
7.) Ratification of selection of auditors.          / /      / /        / /



                                                      --------------------------
Please be sure to sign and date this Voting Instruction Form  Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
    Shareholder sign here                   Co-signer sign here



    POLICY NUMBER:
- --------------------------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

         VARIABLE ANNUITY -- MANAGED PORTFOLIO
         THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
         THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
 VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.


WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO TRUSTEE IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 3, 5, 6 AND
7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.


- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                                                           With-     For All
                                                    For    hold       Except
1)  Election of Trustees.                           / /     / /         / /

                      Edward M. Wiederstein, Richard D. Harris,
                Stephen M. Morain, Donald G. Bartling, John R. Graham,
                   Erwin H. Johnson, Ann Jorgensen, Curtis C. Pietz
                                   and Kenneth Kay

    If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

    RECORD DATE SHARES:

                                                    For    Against    Abstain
3)  Approval of an amendment to the Portfolio's     / /      / /        / /
    fundamental investment policy permitting investment of up to 25% of net assets in foreign equity or debt securities traded on U.S. exchanges and payable in U.S. dollars.

                                                    For    Against   Abstain
5)  Approval of an amendment to the Portfolio's     / /      / /       / /
    fundamental investment policy reducing its
    "diversification" requirement to 75% of the Portfolio's assets from 100%.


                                                    For    Against    Abstain
6)  Approval of an amendment to eliminate the       / /      / /        / /
    Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental investment policy on such investments).


                                                      For  Against    Abstain
7)  Ratification of selection of auditors.            / /    / /        / /



                                                               -----------------
    Please be sure to sign and date this Voting Instruction Form. Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
     Shareholder sign here                         Co-owner sign here


     POLICY NUMBER:
- --------------------------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

           VARIABLE ANNUITY -- MONEY MARKET PORTFOLIO
        THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
    VOTING INSTRUCTIONS VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF
                     SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morsin, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.


WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.


- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------

Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- -------------------------------------------------------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                           With      For All
                                                   For     hold      Except
1.) Election of Trustees.                           / /     / /        / /

                    Edward M. Wiederstein, Richard D. Harris
             Stephen M. Morsin, Donald G. Bartling, John R. Graham,
                Erwin H. Johnson, Ann Jorgensen, Curtis C. Pietz
                                 and Kenneth Kay


     If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

     RECORD DATE SHARES:

                                                    For  Against    Abstain
7.) Ratification of selection of auditors.          / /    / /        / /




                                                     ---------------------------
     Please be sure to sign and date this Voting Instruction Form.  Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
     Shareholder sign here                        Co-owner signature



     POLICY NUMBER:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


DETACH CARD                                                DETACH CARD

               VARIABLE UNIVERSAL LIFE -- BLUE CHIP PORTFOLIO
  THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF THE BOARD OF
               TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
               VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF
                      SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/X/  PLEASE MARK YOUR VOTES
     AS IN THIS EXAMPLE


                                                          With-      For All
                                                    For   hold       Except
1.)  Election of Trustees.                          / /    / /        / /


                    Edward M. Wiederstein, Richard D. Harris,
              Stephen M. Morain, Donald G. Bartling, John R. Graham,
                Erwin H. Johnson, Ann Jorgensen, Curtis C. Pietz,
                                 and Kenneth Kay

     If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

     RECORD DATE SHARES:


                                                    For  Against    Abstain
7.   Ratification of selection of auditors.         / /    / /        / /


                                                        -----------------------
Please be sure to sign and date this Voting Instruction Form.  Date
- -------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
    Shareholder sign here                       Co-owner sign here



    POLICY NUMBER:
- --------------------------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

      VARIABLE UNIVERSAL LIFE -- MONEY MARKET PORTFOLIO
      THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
      THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment therof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEM 7. THE PROXY WILL BY VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                                                          With-     For All
                                                    For   hold       Except
1.)  Election of Trustees.                          / /    / /        / /


                    Edward M. Wiederstein, Richard D. Harris,
              Stephen M. Morain, Donald G. Bartling, John R. Graham,
                Erwin H. Johnson, Ann Jorgenson, Curtis C. Pietz,
                                 and Kenneth Kay

     If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

     RECORD DATE SHARES:


                                                    For  Against   Abstain
7.)  Ratification of selection of auditors.         / /    / /       / /


                                                      --------------------------
     Please be sure to sign and date this Voting Instruction Form. Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
     Shareholder sign here                      Co-owner signature



     POLICY NUMBER:
- --------------------------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

         VARIABLE UNIVERSAL LIFE -- GROWTH COMMON STOCK PORTFOLIO
        THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
       THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
    VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF
                    SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting at Shareholders of FBL VARIABLE INSURANCE SERIES FUND to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.


WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 2a, 2b, 3, 5, 6 AND 7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.


- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                          With-     For All
                                                    For   hold      Except
1.)  Election of Trustees.                          / /    / /        / /

                    Edward M. Wiederstein, Richard D. Harris,
              Stephen M. Morain, Donald G. Bartling, John R. Graham,
                Erwin H. Johnson, Ann Jorgenson, Curtis C. Pietz
                                 and Kenneth Kay

     If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.


     RECORD DATE SHARES:


                                                  For     Against     Abstain
2a.) Approval of amendment to the Portfolio's     / /       / /         / /
     investment objective to eliminate the
     secondary investment objective of current income.

2b.) Approval of amendment to the fundamental     / /       / /         / /
     investment policies for pursuing the
     Portfolio's investment objective of long-term capital appreciation.


3.)  Approval of an amendment to the Portfolio's  / /       / /         / /
     fundamental investment policy permitting investment of up to 25% of net assets in foreign equity or debt securities traded on U.S. exchanges and payable in U.S.
     dollars.


                                                  For     Against     Abstain
5.)  Approval of an amendment to the Portfolio's  / /       / /         / /
     fundamental investment policy reducing its
     "diversification" requirement to 75% of
     the Portfolio's assets from 100%.

6.)  Approval of an amendment to eliminate the    / /       / /         / /
     Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental investment policy on such investments).

7.)  Ratification of selection of auditors.       / /       / /         / /


                                                       -------------------------
Please be sure to sign and date this Voting Instruction Form. Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
     Shareholder sign here                      Co-owner sign here



     POLICY NUMBER:
- --------------------------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

         VARIABLE UNIVERSAL LIFE -- HIGH GRADE BOND PORTFOLIO
         THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
         THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 4, 5, 6 AND
7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

- -------------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                          With-     For All
                                                    For   hold      Except
1.) Election of Trustees.                           / /    / /        / /

                      Edward M. Wiederstein, Richard D. Harris,
                Stephen M. Morain, Donald G. Bartling, John R. Graham,
                   Erwin H. Johnson, Ann Jorgensen, Curtis C. Pietz
                                   and Kenneth Kay

    If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

    RECORD DATE SHARES:


                                                    For  Against    Abstain
4.) Approval of an amendment to the Portfolio's     / /    / /        / /
    fundamental investment policy permitting investment of up to 25% of net assets in foreign debt securities traded on U.S.
    exchanges and payable in U.S. dollars.

                                                    For  Against    Abstain
5.) Approval of an amendment to the Portfolio's     / /    / /        / /
    fundamental investment policy reducing its
    "diversification" requirement to 75% of the Portfolio's assets from 100%.

                                                    For  Against    Abstain
6.) Approval of an amendment to eliminate the       / /    / /        / /
    Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental investment policy on such investments).


                                                    For  Against    Abstain
7.) Ratification of selection of auditors.          / /    / /        / /



                                                 -------------------------------
Please be sure to sign and date this Voting Instruction Form. Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
     Shareholder sign here                             Co-owner sign here



     POLICY NUMBER:
- --------------------------------------------------------------------------------


DETATCH CARD                                                        DETATCH CARD

         VARIABLE UNIVERSAL LIFE -- HIGH YIELD BOND PORTFOLIO
         THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
         THE BOARD OF TRUSTEES OF  FBL VARIABLE INSURANCE SERIES FUND
 VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 7, 1996

The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.


WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 4, 5, 6 AND
7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint owners should each sign personally. Trustees and the other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                          With-     For All
                                                    For   hold      Except
1.)  Election of Trustees.                          / /    / /        / /

                    Edward M. Wiederstein, Richard D. Harris,
             Stephen M. Morain, Donald G. Bartling, John R. Graham,
                Erwin H. Johnson, Ann Jorgenson, Curtis C. Pietz
                                 and Kenneth Kay

     If you do not want your shares voted for a particular nominee, mark the "For all Except" box and strike a line through the nominee's name.

     RECORD DATE SHARES:

                                                    For  Against    Abstain
4.)  Approval of an amendment to the Portfolio's    / /    / /        / /
     fundamental investment policy permitting investment of up to 25% of net assets in foreign debt securities traded on U.S.
     exchanges and payable in U.S. dollars.

                                                    For  Against    Abstain
5.)  Approval of an amendment to the Portfolio's    / /    / /        / /
     fundamental investment policy reducing its
     "diversification" requirement to 75% of the Portfolio's assets from 100%.


                                                    For  Against    Abstain
6.)  Approval of an amendment to eliminate the      / /    / /        / /
     Portfolio's fundamental investment policy limiting investments in restricted and illiquid securities (in favor of a non-fundamental investment policy on such investments).


                                                    For  Against    Abstain
7.)  Ratification of selection of auditors.         / /    / /        / /



                                                  ------------------------------
Please be sure to sign and date this Voting Instruction Form. Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
     Shareholder sign here                Co-owner sign here



     POLICY NUMBER:
- --------------------------------------------------------------------------------


DETACH CARD                                                          DETACH CARD

         VARIABLE UNIVERSAL LIFE -- MANAGED PORTFOLIO
         THESE VOTING INSTRUCTIONS ARE SOLICITED BY AND ON BEHALF OF
         THE BOARD OF TRUSTEES OF FBL VARIABLE INSURANCE SERIES FUND
 VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 7, 1996


The undersigned hereby appoints Edward M. Wiederstein, Richard D. Harris and Stephen M. Morain, and each of them, proxies with several powers of substitution, to vote for the undersigned at the 1996 Special Meeting of Shareholders of FBL VARIABLE INSURANCE SERIES FUND, to be held on November 7, 1996, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS VOTING INSTRUCTION FORM) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS VOTING INSTRUCTION FORM WILL BE VOTED "FOR" THE NOMINEES AND "FOR" ITEMS 3, 5, 6 AND
7. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------


Please sign this voting instruction form exactly as your name appears on the reverse side of this card. Joint-owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


- --------------------------------------------------------------------------------

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                            With-     For All
                                               For          hold      Except
1.) Election of Trustees.                     / /          / /        / /


                      Edward M. Wiederstein, Richard D. Harris,
                Stephen M. Morain, Donald G. Bartling, John R. Graham,
                   Erwin H. Johnson, Ann Jorgensen, Curtis C. Pietz
                                   and Kenneth Kay

     If you do not wish your shares voted for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.

     RECORD DATE SHARES:


                                                    For    Against    Abstain
3.) Approval of an amendment to the                 / /      / /        / /
    Portfolio's fundamental policy
    permitting investment of up to
    25% of net assets in foreign
    equity or debt securities traded
    on U.S. exchanges and payable in
    U.S. dollars.


                                                    For    Against    Abstain
5.) Approval of an amendment to the                 / /      / /        / /
    Portfolio's fundamental investment
    policy reducing its "diversification"
    requirement to 75% of the Portfolio's
    assets from 100%.

                                                    For    Against    Abstain
6.) Approval of an amendment to eliminate           / /      / /        / /
    the Portfolio's fundamental investment
    policy limiting investments in
    restricted and illiquid securities
    (in favor of a non-fundamental
    investment policy on such investments.)

                                                    For    Against    Abstain
7.) Ratification of selection of auditors.          / /      / /        / /



                                                       -------------------------
Please be sure to sign and date this Voting Instruction Form. Date
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
   Shareholder sign here                               Co-owner sign here



   POLICY NUMBER:
- --------------------------------------------------------------------------------

DETACH CARD                                                          DETACH CARD